                                                                    EXHIBIT 10.2

                      IMPERIAL CREDIT COMMERCIAL MORTGAGE
                               INVESTMENT CORP.

                            1997 STOCK OPTION PLAN
                            ----------------------



SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.
            ------------------------------------

          (a) This plan is the 1997 Stock Option Plan (the "Plan") of Imperial Credit Commercial Mortgage Investment Corp., a Maryland corporation (the "Company"). This Plan was adopted by the Board on ___________, 1997, subject to the approval of the Company's shareholders. The purpose of this Plan is to enable the Company and its Subsidiaries to obtain and retain competent employees, directors and others who will contribute to the Company's success by their ability, ingenuity and industry, and to provide incentives to such individuals and entities that are linked directly to increases in shareholder value which will, therefore, inure to the benefit of all shareholders of the Company.

          (b) For purposes of this Plan, the following terms shall have the meanings set forth below:

               (1)  "Award" means any grant of a Stock Option.
                     -----

               (2)  "Board" means the Board of Directors of the Company.
                     -----

               (3)  "Cause" means any one or more of the following:  (A) a
                     -----
Participant's commission of a crime which, in the judgment of the Committee, is likely to result in injury to an Employer; (B) a Participant's material violation of written policies of an Employer; (C) a Participant's habitual neglect in the performance of his duties to an Employer; (D) a Participant's action or inaction in connection with his duties to an Employer intended to result, in the judgment of the Committee, in material injury to an Employer; or
(E) a Participant's termination from employment by an Employer for "cause", as that term is defined or used in such Participant's employment agreement with such Employer.

               (4)  "Code" means the Internal Revenue Code of 1986, as amended
                     ----
from time to time, or any successor thereto.

               (5)  "Committee" means the Compensation Committee of the Board,
                     ---------
or, if there is no Compensation Committee of the Board, the entire Board.

               (6)  "Company" means Imperial Credit Commercial Mortgage
                     -------
Investment Corp., a corporation organized under the laws of the State of Maryland (or any corporation into which it is merged or with which it is consolidated).

               (7)  "Disability" means permanent and total disability as
                     ----------
determined under the Employer's disability program or policy.

               (8)  "Effective Date" shall mean the effective date of the
                     --------------
Company's registration statement initially filed under the Securities Act of 1933 with the Securities and Exchange Commission on Form S-11 on August 1, 1997 in connection with the IPO.

               (9)  "Eligible Recipient" means (i) any employee (including any
                     ------------------
officer) of an Employer, (ii) any director of an Employer, (iii) the Manager, or
(iv) any other individual or entity performing services for the Company or a Subsidiary.

               (10) "Employer" means the Company, any Subsidiary or the Manager.
                     --------

               (11) "Exercise Price" means the price per share at which the
                     --------------
Stock subject to a Stock Option may be purchased.

               (12) "Fair Market Value" means with respect to any Awards
                     -----------------
hereunder, as of any given date (other than on the IPO Closing Date), (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal Composite Tape (or, if no sale of the Stock was reported for such date, on the next preceding date on which a sale of the Stock was reported) or (B) if on such date the Stock is not listed on any securities exchange or quoted on the National Association of Securities Dealers, Inc.'s NASDAQ National Market System, the highest price per share which the Company then could obtain from a willing buyer of authorized but unissued shares of Stock if the Company were selling such shares of Stock, as determined in good faith by the Board. Solely as of the IPO Closing Date, Fair Market Value of the Stock means the price per share at which the Stock first is offered for sale to the public pursuant to the prospectus used in connection with the IPO, as that price is indicated in such prospectus.

               (13) "ICII" means Imperial Credit Industries, Inc., a California
                     ----
corporation.

               (14) "First Exercise Date" means the first date on which a Stock
                     -------------------
Option is exercisable.

               (15) "Immediate Family" means, with respect to a Participant
                     ----------------
who is an individual, such Participant's spouse, siblings, parents, children or grandchildren or a trust established for the benefit of such Participant's spouse, siblings, parents, children or grandchildren.

               (16) "Incentive Stock Option" means any Stock Option designated
                     ----------------------
and qualifying as an "incentive stock option" within the meaning of Section 422 of the Code.

               (17) "IPO" means the initial public offering of the Stock of the
                     ---
Company.

               (18) "IPO Closing Date" means the date on which Stock first is
                     ----------------
offered for sale to the public pursuant to the prospectus used in connection with the IPO, as that date is indicated in such prospectus.

               (19) "IPO Stock Option" means any Stock Option that is granted as
                     ----------------
of the IPO Closing Date.

               (20) "Last Exercise Date" means the last date on which a Stock
                     ------------------
Option is exercisable.

               (21) "Manager" means Imperial Credit Commercial Asset Management
                     -------
Corp., a California corporation.

               (22) "Non-Qualified Stock Option" means any Stock Option that is
                     --------------------------
not an Incentive Stock Option, including any Stock Option that provides (as of the time of its Award) that it will not be treated as an Incentive Stock Option.

               (23) "Option Term" means the period of time beginning on the date
                     -----------
of Award of a Stock Option and ending on the Last Exercise Date.

               (24) "Parent Corporation" means any corporation (other than the
                     ------------------
Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the unbroken chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

               (25) "Participant" means any Eligible Recipient selected to
                     -----------
receive an Award of a Stock Option pursuant to the authority granted to the Committee in Section 2.

               (26) "Permitted Transferee" means, with respect to a Participant
                     --------------------
who is an individual, a member of such Participant's Immediate Family to whom a Stock Option has been transferred with the approval of the Committee pursuant to
Section 5(h).

               (27) "Stock" means the Common Stock, par value $.0001 per share,
                     -----
of the Company.

               (28) "Stock Option" means any option to purchase shares of Stock
                     ------------
granted pursuant to this Plan.

               (29) "Stock Option Agreement" means the written agreement by
                     ----------------------
which a Stock Option and the Award thereof shall be evidenced.

               (30) "Subsidiary" means any corporation (other than the Company)
                     ----------
in an unbroken chain of corporations beginning with the Company if each of the corporations in the unbroken chain (other than the last corporation in the chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

               (31) "Termination of Affiliation" means the first day on which an
                     --------------------------
individual or entity for any reason no longer is performing services for the Company or any Subsidiary.

               (32) "Unexercised Stock Option" means any Stock Option which has
                     ------------------------
not been fully exercised.

               (33) "Voluntary Termination of Affiliation" means a Termination
                     ------------------------------------
of Affiliation resulting from the resignation, retirement, quitting or other voluntary cessation of all affiliations with an Employer.

SECTION 2.  ADMINISTRATION; AUTHORITY.

       (a) This Plan shall be administered by the Committee.

       (b) The Committee shall have the power and authority to make Awards of Stock Options to Eligible Recipients pursuant to the terms of this Plan.

       In particular, subject to Section 4, the Committee shall have the authority:

           (1)  to select those Eligible Recipients who will become
       Participants;

           (2) to determine whether, when and to what extent Awards of Stock Options are to be made to Participants hereunder;

           (3) to determine the number of shares of Stock to be the subject of each Award;

           (4) to determine the terms and conditions of any Award consistent with this Plan including, but not limited to, the First Exercise Date and Last Exercise Date when all or a portion of the shares of Stock that are subject to a Stock Option may be purchased; and

           (5) to determine the terms and conditions, consistent with this Plan, that shall be set forth in the Stock Option Agreement evidencing the Award of a Stock Option made pursuant to this Plan.

       (c) The Committee shall have the power and authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as the Committee from time to time shall deem advisable; to interpret the terms and provisions of this Plan and any Award made under this Plan; and to supervise the administration of this Plan.

       (d) All decisions made by the Committee pursuant to the provisions of this Plan shall be final and binding on all persons, including the Company, its Subsidiaries and the Participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

       (a) The total number of shares of Stock reserved and available for issuance under Awards of Stock Options pursuant to this Plan shall be seven million five hundred thousand (7,500,000) shares. Such shares shall consist of authorized but unissued shares of Stock.

       (b) If a Stock Option expires or otherwise is terminated without being exercised, the shares of Stock that were subject to such expired or terminated Stock Option again shall be available for issuance in connection with future Awards made under this Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and certificates representing such shares of Stock are surrendered to the Company in satisfaction of such indebtedness, such shares of Stock again shall be available for issuance in connection with future Awards made under this Plan.

       (c) If any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in the Company's corporate structure occurs that affects or could affect the Stock, a substitution or adjustment may be made in
(i) the aggregate number of shares of Stock reserved for issuance under this Plan, and (ii) the kind, number and option price of shares of Stock subject to outstanding Awards of Stock Options made under this Plan, in each case as determined by the Committee in its reasonable discretion to be appropriate under the circumstances, provided that the number of shares of Stock subject to any Award always shall be a whole number.

SECTION 4.  ELIGIBILITY; AWARD DETERMINATION.

       Eligible Recipients who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or a Subsidiary shall be eligible for Awards of Non-Qualified Stock Options hereunder. Eligible Recipients who are employees of the Company or a Subsidiary also shall be eligible for Awards of Incentive Stock Options hereunder. The Committee shall determine the total number of shares of Stock subject to Awards of Stock Options to be made as of any date; provided, however, that not less
                                            --------  -------
than thirty percent (30%) of the total number of shares of Stock subject to Awards of Stock Options made as of any date shall have been made to Eligible Recipients who are employees (including officers) of the Manager, of which not less than one-third (1/3) (i.e., not less than ten percent (10%) of such total
                           ----
number of shares of Stock subject to Awards of Stock Options) shall have been made as of such date to the President of the Manager.

SECTION 5.  STOCK OPTIONS FOR ELIGIBLE RECIPIENTS.

       (a) General.  Any Award of Stock Options under this Plan shall be in such
           -------
form as the Committee may from time to time approve, and the terms and conditions of each Stock Option need not be the same with respect to each Participant. A Participant shall enter into a Stock Option Agreement with the Company, in such form as the Committee shall determine, which agreement shall set forth, among other things, the Exercise Price, the First Exercise Date and the Last Exercise Date, the Option Term and other provisions regarding exercisability of the Stock Options granted thereunder.

       (b)   Types of Stock Options.  An award of Stock Options made under this
             ----------------------
Plan may consist of either or both of two types of Stock Options: (i) Incentive Stock Options (provided the Participant receiving such Incentive Stock Options is an employee of the Company or a Subsidiary), and (ii) Non-Qualified Stock Options. If any Stock Option does not qualify as an Incentive Stock Option, it shall be deemed to be a Non-Qualified Stock Option.

       (c) Certain Terms and Conditions.  An Award of Stock Options shall be
           ----------------------------
subject to the following terms and conditions and shall contain such additional terms and conditions, consistent with this Plan, as the Committee shall deem desirable:

           (1) Exercise Price.  The Exercise Price shall be determined by the
               --------------
Committee at the time of Award, but shall be not less than 100% of the Fair Market Value of the Stock on the date of such Award. If an employee of the Company or a Subsidiary owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Award of an Incentive Stock Option is made to such employee, the Exercise Price of such Incentive Stock Option (to the extent required by the Code at the time of Award) shall be not less than 110% of the Fair Market Value of the Stock on the date of the Award of such Incentive Stock Option.

           (2) Option Term.  The Option Term of each Stock Option shall be fixed
               -----------
by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date of the Award of such Stock Option; provided, however, that
                                                        --------  -------
if an employee of the Company or a Subsidiary owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Award of an Incentive Stock Option is made to such employee, the Option Term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years.

       (d) Exercisability.  A Stock Option shall be exercisable at such time or
           --------------
times and subject to such terms and conditions as shall be determined by the Committee at the time of Award; provided that, except as otherwise provided in
                                --------
this Plan, or unless otherwise determined by the Committee at the time of the Award, a Stock Option shall be exercisable not earlier than one (1) year following the date of its Award. If a Stock Option Agreement provides that a Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part based on such factors as the Committee may determine in its reasonable discretion to be appropriate under the circumstances.

       (e) Method of Exercise.  Subject to Section 5(d) above and the terms and
           ------------------
conditions of the relevant Stock Option Agreement, a Stock Option may be exercised in whole or in part at any time on or between the First Exercise Date and Last Exercise Date by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Committee. Payment in whole or in part also may be made (i) in the form of Stock already owned by the Participant (based on the Fair Market Value of the Stock on the date the Stock Option is exercised), (ii) by cancellation of any indebtedness owed by the Company to the Participant, (iii) if approved by the Committee, by a full recourse promissory note executed by the Participant, (iv) pursuant to procedures approved by the Company, through the sale of shares of Stock acquired on exercise of the Stock Option through a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise and irrevocable instructions to deliver to the Company the amount of sale or loan proceeds sufficient to pay for the shares of Stock, together with, if requested by the Company, the amount of Federal, state or local taxes payable by the Participant by reason of such exercise, (v) pursuant to procedures approved by the Company, and with the prior approval of the Committee, by pyramiding (i.e., making payment to the Company with shares of Stock simultaneously acquired on exercise of the Stock Option (based on the Fair Market Value of the Stock on the date the Stock Option is exercised)) or (vi) by any combination of the foregoing. A Participant generally shall have the right to dividends and other rights of a shareholder with respect to shares of Stock subject to a Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares of Stock and, if requested to do so by the Committee, has given the representation described in Section 8(a), below.

       (f) Elective Shares Tax Withholding.  Subject to the conditions specified
           -------------------------------
in the following sentence, and with the Committee's prior approval, a Participant may, upon the exercise of a Stock Option, elect that the Company withhold a portion of the shares of Stock otherwise deliverable to such Participant having a Fair Market Value equal to either (i) the minimum amount necessary to satisfy all Federal, state and local tax withholding requirements related to such exercise, or (ii) a greater amount, not to exceed the estimated total amount of such Participant's tax liability with respect to such exercise. Each such share withholding election shall be subject to the following conditions: (i) the Participant's election shall be subject to the Committee's reasonable discretion to revoke the Participant's right to elect share withholding at any time before exercise of the Stock Option; (ii) the Participant's election must be made before the date on which the amount of tax to be withheld is determined; and (iii) the Participant's election shall be irrevocable.

       (g) Requirement of Surrender in Certain Cases.  The Committee may require
           -----------------------------------------
that a Participant surrender all or a portion of any Stock Option as a condition precedent to a grant of a new Stock Option. Subject to the provisions of this Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified in the Stock Option Agreement presented to the Participant at the time the new Stock Option is granted; provided, however, should the Committee so require, the number of
            --------  -------
shares of Stock subject to such new Stock Option shall not be greater than the number of shares of Stock subject to the surrendered Stock Option. The Stock Options so surrendered shall be canceled and the shares of Stock previously subject to such canceled Stock Options again shall be available for Awards of Stock Options hereunder.

       (h) Limited Transferability of Stock Options.  No Stock Option shall be
           ----------------------------------------
transferable by a Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during a Participant's lifetime only by the Participant, except that (i) a Participant may, in a manner permitted by the Committee and by law, transfer a Non-Qualified Stock Option to a member of his or her Immediate Family, and (ii) the Manager may, in a manner and to the extent permitted by the Committee and by law, transfer a Non-Qualified Stock Option previously granted to it to any other Eligible Recipient. The Committee's approval of a proposed transfer may be subject to the satisfaction of such conditions as the Committee deems appropriate, including
(A) that the Stock Options that are the subject of such proposed transfer and the Stock subject thereto be registered or exempt from registration under the Securities Act of 1933, and (B) in the case of a proposed transfer by the Manager pursuant to clause (ii) of the preceding sentence, that the Eligible Recipient to whom such proposed transfer is to be made executes an agreement in form satisfactory to the Committee to the effect that the Stock Options to be transferred to him will be subject to the terms and conditions that would be applicable to those Stock Options pursuant to this Plan (including without limitation the provisions of this Section 5(h) and Sections 5(i) and 5(j), below) if those Stock Options had been granted directly to such Eligible Recipient, rather than to the Manager, pursuant to this Plan.

       (i) Voluntary Termination. If a Participant has a Voluntary Termination
           ---------------------
of Affiliation, all Unexercised Stock Options granted to such Participant, whether or not such Stock Options have been transferred by such Participant to a Permitted Transferee or otherwise, shall terminate immediately upon such Voluntary Termination of Affiliation.

       (j) Termination for Cause.  If a Participant has a Termination of
           ---------------------
Affiliation for Cause, all Unexercised Stock Options granted to such Participant, whether or not such Stock Options have been transferred by such Participant to a Permitted Transferee or otherwise, shall terminate immediately upon such Termination of Affiliation.

       (k) Other Termination. Except as otherwise determined by the Committee,
           -----------------
if a Participant has a Termination of Affiliation because of death or Disability or for any other reason other than a Voluntary Termination of Affiliation and other than a Termination of Affiliation for Cause, any Unexercised Stock Option then held by such Participant or a Permitted Transferee thereafter may be exercised if and to the extent such Unexercised Stock Option is or thereafter becomes exercisable in accordance with the terms of the related Stock Option Agreement (or on such accelerated basis as the Committee may determine at or after the date of Award), by the Participant or Permitted Transferee (or, if the Participant or Permitted Transferee has died or shall thereafter die, by the legal representative of the estate of that Participant or Permitted Transferee or by the legatee of that Participant or Permitted Transferee under the will of that Participant or Permitted Transferee), (i) for a period of twelve months (or such shorter period as the Committee shall specify at the time of the Award) from the later of (A) the date of the Participant's Termination of Affiliation or (B) the date that such Unexercised Stock Option first becomes exercisable (or, in the case of an Unexercised Stock Option that is exercisable in installments, the date that the final installment first becomes exercisable) in accordance with the terms of the related Stock Option Agreement (or on such accelerated basis as the Committee may determine at or after the date of Award) or (ii) until the expiration of the Option Term, whichever period is shorter. In the event of a Termination of Affiliation to which this Section 5(k) applies, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option thereafter will be treated as a Non-Qualified Stock Option.

       (l) Annual Limit on Incentive Stock Options.  To the extent that the
           ---------------------------------------
aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company or any Parent Corporation or Subsidiary become exercisable for the first time by a Participant during any calendar year exceeds $100,000, such options shall be treated as Non-Qualified Stock Options. The preceding sentence shall be applied by taking options into account in the order in which they were granted.

       (m) Annual Limit on All Stock Options. More than one (1) Stock Option may
           ---------------------------------
be granted to an Eligible Recipient during any fiscal year of the Company, but the aggregate number of shares of Stock underlying all Stock Options granted to any Eligible Recipient during any such fiscal year shall not exceed fifty percent (50%) of the shares of Stock reserved for issuance under this Plan pursuant to Section 3 of this Plan.

       (n) Disqualifying Disposition.  If a Participant makes a disqualifying
           -------------------------
disposition (within the meaning of Section 421(b) of the Code) of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option, such Participant shall provide written notice thereof to the Company within 10 days after such disqualifying disposition.

       (o) Notice of Section 83(b) Election. If a Participant, in connection
           --------------------------------
with the exercise of a Stock Option, makes the election permitted under Section 83(b) of the Code to include in such Participant's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Participant shall notify the Company of such election within 10 days after filing the notice of such election with the Internal Revenue Service.

SECTION 6.  AMENDMENT AND TERMINATION.

       (a) The Board may amend, alter or discontinue this Plan, provided that no such action shall be taken by the Board that would impair the economic or legal rights of a Participant under any Award previously granted without such Participant's consent, and provided that, without the approval of the Company's shareholders, no such action shall:

           (1) increase the total number of shares of Stock reserved and available for issuance under Awards of Stock Options pursuant to this Plan, except as otherwise provided in Section 3;

           (2) decrease the Exercise Price of any Stock Option to less than 100% of the Fair Market Value on the date of the Award of that Stock Option;

           (3) materially change the individuals or entities or class of individuals or entities eligible to participate in this Plan;

           (4) materially increase the benefits accruing to Participants under this Plan; or

           (5) extend the Option Term beyond the maximum term permitted by
       Section 5(c)(2), above.

       (b) The Committee may amend the terms of any Award previously granted, prospectively or retroactively, but notwithstanding any other provision of this Agreement, no such amendment shall impair the rights of any Participant without his consent.

SECTION 7.  UNFUNDED STATUS OF PLAN.

       This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 8.  GENERAL PROVISIONS.

       (a) The Committee may require each person purchasing shares of Stock pursuant to a Stock Option to represent to the Company in writing that such person is acquiring those shares of Stock without a view towards distribution thereof. All certificates for shares of Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock then is listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

       (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

       (c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

       (d) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be liable personally for any action, determination, or interpretation taken or made in good faith with respect to this Plan, and all members of the Board and the

Committee and each and every officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be exculpated, indemnified and protected fully by the Company in respect of any such action, determination or interpretation.

SECTION 9.  SPECIFIC PERFORMANCE.

       The Stock Options granted under this Plan and the shares of Stock issued pursuant to the exercise of such Stock Options may not be readily purchased or sold in the open market and, for that reason among others, the Company and its shareholders will be damaged irreparably if this Plan is not specifically enforced. If any controversy arises concerning the right to purchase or obligation to sell any shares of Stock subject to a Stock Option, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy that the parties may have.

SECTION 10.  INVALID PROVISIONS; CONSTRUCTION OF PLAN.

       If any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein. Headings at the beginning of each Section of this Plan are solely for convenience and are not a part of this Plan. Whenever required by the context of this Plan, the singular shall include the plural and the masculine shall include the feminine and neuter, and vice versa.

SECTION 11.  APPLICABLE LAW.

       This Plan shall be governed by and construed in accordance with the laws of the State of California.

SECTION 12.  SUCCESSORS AND ASSIGNS.

       This Plan shall be binding on and inure to the benefit of the Company and the Participants to whom a Stock Option is granted hereunder, and such Participants' heirs, executors, administrators, successors, legatees, personal representatives, assignees and transferees.

SECTION 13.  EFFECTIVE DATE OF PLAN.

       This Plan shall be effective as of the Effective Date.

SECTION 14.  TERM OF PLAN.

       No Award of a Stock Option shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted by the Board or approved by the Company's shareholders, but Awards previously made may extend beyond that date.

     IN WITNESS WHEREOF, and pursuant to a resolution of the Board adopting this Plan and authorizing its execution, the Company has caused this Plan to be duly executed by its duly authorized signatory on the day and year first above written.

                    IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.



                    By:  ______________________________________________
                              H. Wayne Snavely
                              Chairman of the Board of Directors

             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.

                            STOCK OPTION AGREEMENT
                            ----------------------



     This AGREEMENT is made effective as of the _______ day of ________________, (the "Award Date"), by and between Imperial Credit Commercial Mortgage Investment Corp., a Maryland corporation (the "Company") and _________________ (the "Optionee").


                                   RECITALS


     WHEREAS, the Board of Directors of the Company has established the 1997 Stock Option Plan (the "Plan") effective as of ________________, 1997, and

     WHEREAS, pursuant to the provisions of said Plan, the [Committee established pursuant to the Plan] Board of Directors of the Company, by action duly taken on ______________, 199__, granted to the Optionee an option or options (the "Option(s)") to purchase shares of the Common Stock of the Company (the "Optioned Shares") on the terms and conditions set forth herein.


                                   AGREEMENT


     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

     Section 1.  The Option(s).  The Optionee may, at his option, purchase all
                 -------------
or any part of an aggregate of _____________ shares of Common Stock, at the price of $_________ per share (the "Exercise Price"), on the terms and conditions set forth herein.

     Section 2.  Plan Type; Exercise Dates and Method of Exercise.  Options
                 ------------------------------------------------
intended to qualify as Incentive Stock Options are designated by "ISO" under the category "Plan." Options intended as Non-Qualified Stock Options are designated by "NQO" under the category "Plan." The Option(s) shall be exercisable as to the specified number of Optioned Shares on and after the "First" dates and on or before the "Last" dates set forth below:

Plan      Number of Optioned Shares                        Exercise Dates
----      -------------------------                        --------------
                                                    First                  Last
                                                    -----                  ----
----      -------------------------               ------------           -------------
----      -------------------------               ------------           -------------
----      -------------------------               ------------           -------------
----      -------------------------               ------------           -------------
----      -------------------------               ------------           -------------

     Optionee acknowledges, understands and agrees that he has no right whatsoever to exercise the Option(s) granted hereunder with respect to any Optioned Shares until the First Exercise Date of such Optioned Shares as provided above. Optionee further understands that the Option(s) granted hereunder shall expire and become unexercisable after the Last Exercise Date and otherwise as provided in Section 3(c) below.

     This Option shall be deemed exercised as to the Optioned Shares to be purchased when written notice of such exercise has been given to the Company at its principal business office by the Optionee. Such notice shall be accompanied by full payment (i) in cash or cash equivalents, (ii) in Stock already owned by the Optionee (based on the Fair Market Value of the Stock on the date the Option is exercised), (iii) if approved by the Committee, by a full recourse promissory note executed by the Optionee in such form, and with such terms and conditions, as the Committee may require, (iv) by cancellation of any indebtedness owed by the Company to the Optionee, (v) pursuant to procedures approved by the Company, through the sale of Optioned Shares acquired on exercise of the Option through a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver to the Company the amount of sale or loan proceeds sufficient to pay for the Optioned Shares to be purchased, together with, if requested by the Company, the amount of Federal, state or local taxes payable by the Participant by reason of such exercise; (vi) pursuant to procedures approved by the Company, and with the prior approval of the Committee, by pyramiding (i.e., making payment to the Company with Optioned Shares simultaneously acquired on exercise of the Option (based on the Fair Market Value of the Stock on the date the Option is exercised)), or (vii) by any combination of the foregoing as may be approved by the Committee with respect to the Optioned Shares to be purchased. The approval of the Committee may be granted, withheld or conditioned as determined appropriate by the Committee in its reasonable discretion.

     Section 3.  Governing Plan.  This Agreement hereby incorporates by
                 --------------
reference the Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter, but no such subsequent amendment shall adversely affect the Optionee's rights under this Agreement and the Plan as it existed before such subsequent amendment except as may be required by applicable law. The Optionee expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall not limit or modify the Plan; and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. The Optionee also hereby expressly acknowledges, represents and agrees as follows:

     (a) The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he is familiar with the terms and conditions of the Plan and hereby accepts this Agreement subject to all of the terms and provisions of the Plan.

     (b) The Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

     (c) The Optionee acknowledges and represents that he is familiar with Sections of the Plan regarding the exercise of the Option(s) and that he understands that said Option(s) must be exercised on or before the earliest of the following dates, whichever is applicable: (i) the "Last" exercise date noted above in Section 2 of this Agreement; (ii) the day prior to the [fifth][tenth][_____] anniversary of the Award Date with respect to Options granted as Incentive Stock Options and the day prior to the tenth anniversary of the Award Date with respect to Options granted as Non-Qualified Stock Options; or (iii) if the Optionee has a "Termination of Affiliation" (as that term is defined in the Plan), the last date for exercise, or date prior to termination of the Option(s), specified in Subsection 5(i), (j) or (k), as applicable, of the Plan.

     (d) The Optionee acknowledges, understands and agrees that the existence of the Plan and the execution of this Agreement are not sufficient by themselves to cause the exercise of any Option(s) granted as an Incentive Stock Option to qualify for favorable tax treatment through the application of Section 422 of the Internal Revenue Code; that Optionee must, in order to so qualify, individually meet by his own action all applicable requirements of Section 422, including without limitation the following holding period and employment requirements:

            (1)  holding period requirement: no disposition of an Optioned Share
                 --------------------------
may be made by Optionee within two (2) years from the date of the granting of the Option(s) nor within one (1) year after the transfer of such Optioned Share to him, and

            (2)  employment requirement: at all times during the period
                 ----------------------
beginning on the date of the granting of the Option(s) and ending on the day three (3) months before the date of exercise, the Optionee must have been an employee of the Company, the parent or a subsidiary of the Company, or a corporation or a parent or subsidiary of such corporation issuing or assuming the Option(s) in a transaction to which Section 424(a) of the Internal Revenue Code applies, except where the termination of employment is by means of the employee's disability, in which case said three (3) month period may be extended to one (1) year, as provided under Internal Revenue Code Section 422.

     Section 4.  Additional Representations and Warranties.  As a condition to
                 -----------------------------------------
the exercise of any Option(s), the Company may require the person exercising such Option(s) to make any representation and/or warranty to the Company that may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Optionee hereby represents to the Company that each of the Option(s) evidenced hereby and the shares of Stock purchasable upon exercise thereof is being acquired only for investment and without any present intention to sell or distribute such securities.

     Section 5.  Limited Transferability of Options.  The Option(s) may be
                 ----------------------------------
exercised during the lifetime of the Optionee only by the Optionee or, to the extent permitted by the Committee in its discretion, a member of the Optionee's Immediate Family (as that term is defined in the Plan). The Optionee's rights and interests under this Agreement and in and to the Option(s) may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred in any manner, either voluntarily or involuntarily by operation of law, except by will or the laws of descent or distribution, and except that (i) the Optionee may, in a manner and to the extent permitted by the Committee in its reasonable discretion, transfer the Option(s) to a member of the Optionee's Immediate Family, and (ii) the Manager may, in a manner and to the extent permitted by the Committee and the Plan, transfer a Non-Qualified Stock Option previously granted to it to any other Eligible Recipient.

     Section 6.  No Enlargement of Employee Rights.  Nothing in this Agreement
                 ---------------------------------
shall be construed to confer upon an Optionee who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, or to restrict in any way the right of the Company or any Subsidiary to terminate his employment. The Optionee acknowledges that in the absence of an express written employment agreement to the contrary, optionee's employment with the Company or a Subsidiary may be terminated by the Company or Subsidiary at any time, with or without cause.

     Section 7.  Withholding of Taxes.  The Optionee authorizes the Company to
                 --------------------
withhold from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the Award of the Option(s) or the issuance of stock pursuant to the exercise of such Option(s).

     Section 8.  Applicable Law.  This Agreement shall be governed by and
                 --------------
construed in accordance with the laws of the State of California.

     Section 9.  Successors and Assigns.  The terms of this Agreement shall be
                 ----------------------
binding upon the heirs, executors, administrators, successors, legatees, assignees and transferees of the Optionee.

     Section 10.  Costs of Litigation.  In any action at law or in equity to
                  -------------------
enforce any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay to the successful party all costs, expenses and reasonable attorneys' fees incurred by the successful party (including, without limitation, costs, expenses and fees on any appeals), which shall be included as part of the judgment.

     Section 11.  Necessary Acts.  The Optionee agrees to perform all acts and
                  --------------
execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

     Section 12.  Counterparts.  For convenience, this Agreement may be executed
                  ------------
in any number of identical counterparts, each of which shall be deemed a complete original in itself and each of which may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     Section 13.  Invalid Provisions.  If any provision of this Agreement is
                  ------------------
found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     Section 14.  Limitation on Value of Certain Optioned Shares.  Optionee
                  ----------------------------------------------
acknowledges that the Plan provides that the aggregate fair market value (determined as of the date hereof) of the shares of Common Stock as to which options granted as Incentive Stock Options are exercisable for the first time by Optionee during any calendar year under all incentive stock option plans of the Company and any Subsidiary shall not exceed $100,000. It is understood and agreed that if it is determined that Option(s) granted as an Incentive Stock Option hereunder would exceed such limitation, such Option(s) shall be considered granted as Non-Qualified Stock Option(s) to the extent of such excess. The preceding sentence shall be applied by taking the Incentive Stock Options granted under this Plan and the incentive stock options granted under all other plans of the Company and any Subsidiary into account in the order in which they were granted. This limitation does not apply to any Option(s) granted as a Non-Qualified Stock Option.

     NOTICE: IF AN OPTIONEE (A) MAKES A DISQUALIFYING DISPOSITION (WITHIN THE MEANING OF SECTION 421(B) OF THE INTERNAL REVENUE CODE) OF SHARES OF STOCK ACQUIRED PURSUANT TO THE EXERCISE OF AN INCENTIVE STOCK OPTION, OR (B) MAKES, IN CONNECTION WITH THE EXERCISE OF A STOCK OPTION, THE ELECTION PERMITTED UNDER
SECTION 83(B) OF THE INTERNAL REVENUE CODE TO INCLUDE IN SUCH OPTIONEE'S GROSS INCOME IN THE YEAR OF TRANSFER THE AMOUNTS SPECIFIED IN SAID SECTION 83(B), SUCH OPTIONEE MUST PROVIDE WRITTEN NOTICE TO THE COMPANY OF SUCH DISQUALIFYING DISPOSITION OR ELECTION, AS APPLICABLE, WITHIN 10 DAYS AFTER SUCH DISQUALIFYING DISPOSITION OR FILING OF THE NOTICE OF THE SECTION 83(B) ELECTION WITH THE INTERNAL REVENUE SERVICE, RESPECTIVELY.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement effective as of the date first written above.


IMPERIAL CREDIT COMMERCIAL               OPTIONEE
MORTGAGE INVESTMENT CORP.


By:  --------------------------          --------------------------------
     Name:
     Title:
                                         --------------------------------
                                         Street Address

                                         --------------------------------
                                         City and State

                                         --------------------------------
                                         Social Security Number


     By his or her signature below, the spouse of the Optionee to whom such Optionee is legally married as of the date of execution of this Agreement acknowledges that he or she has read, understands and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.


                                    -------------------------------------
                                    Spouse

                                    -------------------------------------
                                    Social Security Number

                                    Dated:
                                          -------------------------------



     By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.


                                    -------------------------------------
                                    Optionee

                                    Dated:
                                          -------------------------------